Exhibit 99.1

eGain Reports 16% Growth Year Over Year in SaaS Revenue and

$5.9 Million in Operating Cash Generated in Q1 2018

Sunnyvale, California (November 8, 2017) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2018 first quarter ended September 30, 2017.

Fiscal 2018 First Quarter Financial Highlights

•	SaaS revenue was $6.8 million, up 16% year over year from Q1 2017.
•	Total revenue, excluding legacy license revenue, was $14.4 million, up 10% year over year from Q1 2017.
•	Recurring revenue was $11.6 million, up 7% year over year and 80% of total revenue.
•	Recurring revenue gross margin improved to 74%, from 73% in Q1 2017.
•	GAAP net loss was $568,000, or $(0.02) per share on a basic and diluted basis, compared to a GAAP net loss of $2.4 million, or $(0.09) per share on a basic and diluted basis, for Q1 2017.
•	GAAP operating loss improved to $254,000, compared to $1.3 million in Q1 2017, and non-GAAP operating income improved to $569,000, compared to a non-GAAP operating loss of $450,000 in Q1 2017.
•	Cash generated from operations was $5.9 million, up 142% year over year from $2.4 million in Q1 2017.
•	Non-GAAP total deferred revenue was $62.2 million as of September 30, 2017, up 39% from $44.8 million as of September 30, 2016.
•	Total cash and cash equivalents as of September 30, 2017, was $10.7 million, compared to $10.6 million as of June 30, 2016. The company paid down approximately $5.9 million in net debt during Q1 2018.

Ashu Roy, eGain CEO, commented, “We performed well this quarter, both on top and bottom line, while achieving net cash on our balance sheet. Our new digital-first desktop in eGain Solve 17- powered by Artificial Intelligence (AI), knowledge, and analytics – makes omnichannel solutions easy for the enterprise market. We are really excited about our upcoming Digital+AI Day in Chicago on December 5, where innovation leaders will share their digital transformation success – powered by eGain.”

Non-GAAP Financial Measures

These reported results include non-GAAP operating income/ (loss) as supplemental information relating to our operating results. Non-GAAP operating income/ (loss) is defined as operating income/ (loss) adjusted for stock-based compensation expense and amortization of acquired intangible assets. Recurring revenue is made up of SaaS revenue and legacy support revenue. SaaS revenue includes ratable revenue from cloud subscription, term and ratable licenses and associated support contracts. Legacy support is revenue associated with perpetual license arrangements the Company is no longer selling. Total deferred revenue includes both GAAP deferred revenue and non-GAAP unbilled deferred revenue that remains off balance sheet, collectively representing contractual commitments that have not been recognized as revenue. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Quarterly Conference Call

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Daylight Time. To access the live call, please dial (888) 695-0608 (U.S. toll free) or (719) 325-4801 (international), and give the participant pass code 3212493. A live webcast of the call and slide presentation can be accessed from the investors section at www.egain.com. A replay of the conference call will also be available via telephone beginning approximately two hours after conclusion of the call and remain in effect for one week. To access the replay dial-in information, please click here. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in an omnichannel world. To learn more about eGain, visit www.egain.com.

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our belief that we will see benefits to the Company from new product releases and that we will continue to see benefits to the Company from our transition to a SaaS based business, including growth in market share, SaaS and recurring revenue growth, and generating operating cash, among other matters.  The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: risks associated with new product releases; risks that our SaaS based revenue model and lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; the success of organization changes; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s filings with the Securities and Exchange Commission, including eGain’s annual report on Form 10-K filed on September 26, 2017 which is available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Group Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egain@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	June 30,
	2017	2017
ASSETS
Current assets:
Cash and cash equivalents	$10,724	$10,627
Restricted cash	6	6
Accounts receivable, net	5,498	7,201
Deferred commissions	641	690
Prepaid expenses	1,306	1,737
Other current assets	386	370
Total current assets	18,561	20,631
Property and equipment, net	923	1,059
Deferred commissions, net of current portion	618	694
Intangible assets, net	2,244	2,748
Goodwill	13,186	13,186
Other assets	1,413	1,433
Total assets	$36,945	$39,751

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$2,271	$2,363
Accrued compensation	3,974	4,339
Accrued liabilities	2,371	2,364
Deferred revenue	20,912	18,332
Capital lease obligations	96	108
Bank borrowings	849	805
Total current liabilities	30,473	28,311
Deferred revenue, net of current portion	6,047	4,887
Capital lease obligations, net of current portion	21	42
Bank borrowings, net of current portion	8,896	14,802
Other long term liabilities	1,319	1,330
Total liabilities	46,756	49,372
Stockholders' deficit:
Common stock	27	27
Additional paid-in capital	343,798	343,367
Notes receivable from stockholders	(84)	(83)
Accumulated other comprehensive loss	(1,715)	(1,663)
Accumulated deficit	(351,837)	(351,269)
Total stockholders' deficit	(9,811)	(9,621)
Total liabilities and stockholders' deficit	$36,945	$39,751

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,
	2017	2016
Revenue:
Recurring	$11,642	$10,863
Legacy license	188	1,650
Professional services	2,745	2,232
Total revenue	14,575	14,745
Cost of recurring	3,020	2,927
Cost of legacy license	18	7
Cost of professional services	2,388	2,130
Total cost of revenue	5,426	5,064
Gross profit	9,149	9,681
Operating expenses:
Research and development	3,431	3,675
Sales and marketing	4,166	5,240
General and administrative	1,806	2,031
Total operating expenses	9,403	10,946
Loss from operations	(254)	(1,265)
Interest expense, net	(344)	(422)
Other income (expense), net	(131)	108
Loss before income tax provision	(729)	(1,579)
Income tax benefit (provision)	161	(832)
Net loss	$(568)	$(2,411)

Per share information:
Basic and diluted net loss per common share	$(0.02)	$(0.09)
Weighted average shares used in computing basic and diluted net loss per common share	27,185	27,108

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67
Research and development	437	437
Sales and marketing	—	67
General and administrative	—	8
	$504	$579

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$63	$45
Research and development	110	88
Sales and marketing	63	58
General and administrative	83	45
	$319	$236

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands)

(unaudited)

	Three Months Ended
	September 30,
	2017	2016
Loss from operations	$(254)	$(1,265)
Add:
Stock-based compensation	319	236
Amortization of acquired intangibles	504	579
Non-GAAP income (loss) from operations	$569	$(450)

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	September 30,		Growth	Constant currency
	2017	2016	rates	growth rates [1]
Total Deferred Revenue
- GAAP deferred revenue on balance sheet	$26,959	$17,984
- Unbilled and uncollected contractual commitments	35,229	26,791
	$62,188	$44,775	39%	37%

	Three Months Ended
	September 30,		Growth	Constant currency
	2017	2016	rates	growth rates [1]

Revenue:
- SaaS Revenue	$6,757	$5,802	16%	17%
- Legacy Support	4,885	5,061	-3%	-3%
GAAP Recurring	$11,642	$10,863	7%	7%
GAAP License	188	1,650	-89%	-88%
GAAP Professional services	2,745	2,232	23%	23%
GAAP Total revenue	$14,575	$14,745	-1%	-1%

Cost of revenue:
GAAP recurring	$3,020	$2,927
Add back:
Amortization of acquired intangible assets	(67)	(67)
Non-GAAP recurring	$2,953	$2,860

GAAP professional services	$2,388	$2,130
Add back:
Stock-based compensation expense	(63)	(45)
Non-GAAP professional services	$2,325	$2,085

GAAP total cost of revenue	$5,426	$5,064
Add back:
Stock-based compensation expense	(63)	(45)
Amortization of acquired intangible assets	(67)	(67)
Non-GAAP total cost of revenue	$5,296	$4,952	7%	6%

Gross profit:
Non-GAAP recurring	$8,689	$8,003
Non-GAAP license	170	1,643
Non-GAAP professional services	420	147
Non-GAAP gross profit	$9,279	$9,793	-5%	-5%

Operating expenses:
GAAP research and development	$3,431	$3,675
Add back:
Stock-based compensation expense	(110)	(88)
Amortization of acquired intangible assets	(437)	(437)
Non-GAAP research and development	$2,884	$3,150	-8%	-9%

GAAP sales and marketing	$4,166	$5,240
Add back:
Stock-based compensation expense	(63)	(58)
Amortization of acquired intangible assets	—	(67)
Non-GAAP sales and marketing	$4,103	$5,115	-20%	-20%

GAAP general and administrative	$1,806	$2,031
Add back:
Stock-based compensation expense	(83)	(45)
Amortization of acquired intangible assets	—	(8)
Non-GAAP general and administrative	$1,723	$1,978	-13%	-13%

GAAP operating expenses	$9,403	$10,946
Add back:
Stock-based compensation expense	(256)	(191)
Amortization of acquired intangible assets	(437)	(512)
Non-GAAP operating expenses	$8,710	$10,243	-15%	-15%

[1]

Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.